Exhibit 99.2

NABORS INDUSTRIES July 29, 2025 2Q 2025 Earnings Presentation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital expenditures; • the occurrence of cybersecurity incidents, attacks and other breaches to our information technology systems; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to realize the expected benefits of our acquisition of Parker Drilling Company (“Parker”) as well as other strategic transactions we may undertake; • changes in tax laws and the possibility of changes in other laws and regulation; Forward-Looking Statements NABORS INDUSTRIES 2 • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • potential long-lived asset impairments • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs, by either the U.S. or any other country in which we operate or have supply lines; • general economic conditions, including the capital and credit markets; • potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; • our ability to retain key personnel of Nabors and Parker; • the significant costs to integrate Parker's operations with our own; • our ability to successfully integrate Parker’s business with our own and to realize the expected benefits of the merger with Parker, including expected synergies; and • the combined company's ability to utilize NOLs; Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Other companies in our industry may compute these metrics differently. These measures have limitations and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP.

NABORS INDUSTRIES

The Industry's Most Innovative Technology

Integrated Drilling and Technology Solutions



Drilling Solutions
Drilling Operations
U.S. & INTERNATIONAL
Rig Technologies

Aligned to drive advanced drilling performance

1H 2025
Adjusted EBITDA by Segment



2%
21%
35%
42%
U.S. Drilling
International Drilling
Drilling Solutions
Rig Technologies

Note: For the reconciliations of adjusted EBITDA to the most comparable non-GAAP measures see non-GAAP reconciliations in Appendix

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Our Businesses Offer Valuable Vertical Integration Rig Technologies Drilling rig equipment & technology designed to enable automation Drilling Solutions (NDS) Utilizing the rig as a platform to deliver differentiated services U.S. Drilling A leading provider of high-specification rigs NABORS INDUSTRIES N A B O R S . C O M 4 International Drilling Deploying best fit-for-purpose rigs in key markets

Nabors Industries and Parker Wellbore

Parker Wellbore Outperforming Expectations

- Expands Nabors Drilling Solutions (NDS)
- Adds Quail Tools to NDS portfolio
- Enhances scale with growing franchise
- Strengthens international presence
- Incremental adjusted FCF and improves leverage metrics

On track to deliver ~$40 million of synergies in 2025 ($60 million run-rate in 2026)
Run-rate adjusted EBITDA plus synergies of $200 million, up from $190 million
Adjusted EBITDA less CAPEX of $125 million, up from $110 million

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N A B O R S . C O M Active Owned Rigs in Four Key Regions Nabors & Parker Active Rigs Worldwide 6 70 USA 52 KSA 20 LATAM 14 EH Active rigs in the U.S., with almost half in West Texas and another quarter in the Bakken. A key growth region with 52 active rigs operated by SANAD, our JV with Saudi Aramco. Argentina is the leading rig growth market in the region. Meaningful footprint in Colombia, as well as Mexico offshore. A critical region for success, with rigs in Algeria, Kazakhstan, Kuwait & Oman Note: Rig counts as of 6/30/2025

N A B O R S . C O M 7 Drivers of Growth Capitalizing on global expansion Leveraging our broad international footprint Expanding our customer base Developing paths to growth for NDS on Nabors U.S., third party, and international rigs Driving healthy margins in Lower 48 Drilling Demonstrating the value of our best-in-class high-spec fleet Reducing carbon intensity Energy transition and sustainability expansion Innovating advances in drilling Setting the industry standard in automation and robotics Focused on Advanced Technology to Drive Solutions

NABORS INDUSTRIES

Recent Highlights

- Parker Wellbore acquired in late 1Q; integration on track; expected to deliver synergies of $40 million in 2025
- Deployed 2 rigs in Saudi Arabia and 2 rigs in Kuwait in 2Q; in 3Q: 1 deployment planned in Saudi Arabia, 1 in Kuwait (now operating), 1 in India (now operating) and 1 restart in Colombia
- International Drilling daily adjusted gross margin of >$17,500 in 2Q; Lower 48 rigs generated daily adjusted gross margin of ~$13,900
- Drilling Solutions adjusted gross margin of ~53% in 2Q, and contributed 25% of total adjusted EBITDA from operations

Note: For the reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable non-GAAP measures see non-GAAP reconciliations in Appendix

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N A B O R S . C O M Performance excellence in the Lower 48 9 Expanding & enhancing our International business Key Value Drivers 1 Advancing technology & innovation with demonstrated results Focused on our commitment to de-lever 2 3 Leading in Sustainability and the Energy Transition 4 5

N A B O R S . C O M $- $4,000 $8,000 $12,000 $16,000 $20,000 International Drilling Daily Adjusted Gross Margin $- $10,000 $20,000 $30,000 $40,000 $50,000 International Drilling Daily Rig Revenue 1 Expanding International margins as we grow our fleet Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 10 Note: Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 2025 International Drilling Adjusted Daily Gross Margin $0 $10,000 $20,000 $30,000 $40,000 $50,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 2025 International Drilling Daily Rig Revenue 1 Enhancing both the top and bottom line Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 11 Note: Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 3 1 3 2 -1 -1 -3 -1 -1 -1 2 1 2 1 1 85 86 93 Rig Count 70 75 80 85 90 95 100 105 110 1 Significant Opportunity for Additional International Rigs through YE 2025 12 Actively pursuing multiple opportunities in addition to contracts in-hand Note: These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. Resilience Leading to Growth in Our International Segment Awarded/Contracted International Drilling Opportunity Set Rig Count Operating End of contract Between Contracts Parker Parker Wind-down Restart

N A B O R S . C O M $- $4,000 $8,000 $12,000 $16,000 $20,000 Lower 48 Drilling Adjusted Daily Gross Margin $- $8,000 $16,000 $24,000 $32,000 $40,000 Lower 48 Drilling Daily Rig Revenue 2 Delivering Solid Results in a Challenging Market Performance Excellence In The Lower-48 13 Resilient daily revenue and margins leading to free cash flow Note: Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 2025 Lower 48 Drilling Adjusted Daily Gross Margin $0 $10,000 $20,000 $30,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 2022 2023 2024 2025 Lower 48 Drilling Daily Rig Revenue 2 Delivering Strong Results in a Challenging Market Performance Excellence In The Lower-48 14 Navigating market volatility with pricing discipline Note: Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 15 Nabors Drilling Solutions leveraging ‘Rig as a Platform’ Managed Pressure Drilling Performance Software Wellbore Placement Automated Casing Running Data Integration / 3 Improving Outlook For Our Technology & Innovation Drill Pipe and BOP Rentals

N A B O R S . C O M 16 NABORS DRILLING SOLUTIONS Differentiation that Creates Competitive Advantage Scalable solutions on any Nabors or third-party rig, requiring limited capital investment SCALABLE SOLUTIONS Unique portfolio of technologies and alliances with leading providers drives consistent global customer value DIVERSE PORTFOLIO Proven track record of financial returns with organic growth and opportunistic acquisitions PROFITABLE GROWTH Strong and durable Free Cash Flow profile reflects capex-light portfolio FREE CASH FLOW 3 Improving Outlook For Our Technology & Innovation

N A B O R S . C O M 17 Maximize Production Solutions to optimize wellbore placement and return on investment Mitigate Risk Solutions to reduce adverse drilling outcomes Minimize Cost Solutions to optimize drilling performance reducing days on well Operate Safely & Sustainably Solutions to provide visibility and to reduce emissions DRILLING CONTRACTORS E&P CUSTOMERS 3 Improving Outlook For Our Technology & Innovation Ecosystem Designed for Collaboration and Value Creation

NABORS INDUSTRIES

NDS – Technology Enhancing Performance

Our Portfolio:

Solution	Function	Benefit
Performance Software		
Rockit® and REVit®	Automated drilling optimization	Faster, more consistent ROP, reduced human error
SmartSuite™*	Rig-based automation software	Precision control; improved consistency and efficiency
RigCLOUD®	Real-time and analytics platform	Informed decision-making; lower invisible flat time
Integrated Services		
Quail Tools	Drill pipe and BOP rentals	Exceptional customer service; premium reliability
Casing Running	Wellbore stability; mechanized pipe handling	Safer, faster casing operations; reduced manual labor
Managed Pressure Drilling	Pressure fine-tuning	Enables harder wells; reduced non-productive time
Wellbore Placement	Real-time formation and directional data	Better well placement, higher reservoir contact

*A suite of over 50 apps including SmartNAV® and SmartSLIDE® – directional guidance steering and automated slide drilling controls

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N A B O R S . C O M 19 A Framework for Thinking about NDS NDS Enables Smart Operations with Data-Driven Solutions 3 Improving Outlook For Our Technology & Innovation Efficiency, consistency and safety Automation and remote operations Well complexity Lateral lengths Addressable Market Growth Drivers Content Penetration • Number of services per rig • Mix of performance solutions and integrated services per rig Value-based pricing $ / RIGS U.S. and international markets Nabors and third-party rigs INDUSTRY RIG COUNT ▲ ▲ ▲ ▲

N A B O R S . C O M 0 200 400 600 800 1000 $- $20 $40 $60 $80 $100 $120 1Q 2Q3Q4Q 1Q 2Q3Q4Q 1Q 2Q3Q4Q 1Q 2Q3Q4Q 1Q 2Q3Q4Q 1Q 2Q 2020 2021 2022 2023 2024 2025 U.S BKR Rig Count $ millions NDS - U.S. NDS U.S. Revenue BKR Rig Count 0 100 200 300 400 500 600 700 800 900 1000 $- $10 $20 $30 $40 $50 $60 $70 $80 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q4Q 1Q 2Q 2020 2021 2022 2023 2024 2025 Select Country BKR rig Count $ millions NDS - International NDS International Revenue BKR Rig Count U.S. 20 NDS – Global Market Reach International L48 – Offshore – Alaska (1) Select country rig count per Baker Hughes - countries in which NDS currently operates or has operations forecasted (1) >20 Countries ($ millions) 1Q’24 2Q’24 3Q’24 4Q’24 1Q’25 2Q’25 NDS U.S. Rev. $48.2 $50.7 $44.6 $41.6 $52.8 $103.2 Avg. rig count 623 603 586 586 588 571 ($ millions) 1Q’24 2Q’24 3Q’24 4Q’24 1Q’25 2Q’25 NDS Int’l Rev. $27.3 $32.3 $34.9 $34.4 $40.3 $67.1 Avg. rig count 849 777 833 807 816 721 3 Improving Outlook For Our Technology & Innovation

N A B O R S . C O M 0% 10% 20% 30% 40% 50% 60% $- $100 $200 $300 $400 $500 $600 NDS Revenue, Adjusted EBITDA & Adjusted Gross Margin % Revenue Adjusted EBITDA Adjusted GM % NDS Margin Gains Fueled by Increasing Penetration and Improving Service-line Mix Improving Outlook For Our Technology & Innovation 21 3 * YTD 6/30/25 annualized Adjusted gross margin of 53% YTD 2025

N A B O R S . C O M $- $100 $200 $300 $400 2016 2017 2018 2019 2020 2021 2022 2023 2024 1H'25* $ Millions NDS - U.S. Revenue $- $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 2021 2022 2023 2024 1H'25* $ Millions NDS - International Revenue U.S. International 59% 41% 1H 2025 Revenue NDS Portfolio Demonstrating Value, Globally Improving Outlook For Our Technology & Innovation 22 3 * YTD 6/30/25 annualized Revenue Growth since Inception

N A B O R S . C O M Automation Delivers Four-Well Pad 25.5 Days Ahead of Schedule for New Customer 23 3 Improving Outlook For Our Technology & Innovation 132.0 106.5 0 20 40 60 80 100 120 140 4-Well Pad -25.5 Operator AFE Actual Ahead of operator’s AFE by 25.5 Days Achieved fastest intermediate 4.2 Days 12.5 14.5 13.0 13.5 12.0 9.7 4.2 10.6 0 5 10 15 Well 1 Well 2 Well 3 Well 4 -0.5 -4.8 -8.8 -2.9 Days Days Days on Pad Days in Intermediate Sections Through experienced oversight, Nabors delivered a high-performance rollout for a new customer. Automation accelerated early operations and enabled rapid optimization during critical early stages of the program. Nabors eliminated the commonly anticipated ramp-up period by applying lessons learned to optimize drilling execution from the outset and set new records for the operator.

N A B O R S . C O M Executing on Leverage Optimization Progress on Our Commitment to De-lever 24 4 At closing in March, Parker held $178 million of gross debt and $85 million in cash Post-close, transitioned the debt to Nabors’ revolving credit facility, resulting in immediate savings by eliminating higher interest loans Expect to generate $80 million of adjusted free cashflow in 2025 (includes $120 million cash consumption in SANAD) $ Plan to refinance notes maturing in 2027 well in advance of maturity date

N A B O R S . C O M Our Energy Transition and Sustainability Strategy Leading in Sustainability and the Energy Transition 25 Improve Nabors’ environmental footprint Collaborate with peers to reduce carbon output in our industry Partner in adjacent markets that leverage our talent and technologies Invest in companies developing green technologies 5

N A B O R S . C O M Electrification Pursuing Multiple Decarbonization Pathways Green Fuels* Energy Storage* Leading in Sustainability and the Energy Transition Nabors Initiatives to Lower Emissions 26 Emissions Monitoring Engine Optimization 5 Energy Efficient Lighting *Note: Energy Storage and Green Fuels are under development with R&D.

Appendix 27

N A B O R S . C O M Rig Utilization and Availability, June 30, 2025 28 Rig Fleet(1) 310 Rigs on Revenue(1) 159 Utilization(1) 51% Total U.S. Offshore 13 3 23% 17 7 41% Alaska International 130 86 66% 110 60 55% U.S. Lower-48 High Spec(2) (1) As of June 30,2025 (2) Excludes non-high spec rigs in the Lower 48

N A B O R S . C O M Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) 29 Adjusted EBITDA represents net income (loss) before, income taxes, investment income (loss), interest expense, gain on bargain purchase, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below. (In thousands) June 30, March 31, June 30, 2024 2025 2025 Net income (loss) (13,029) $ 57,179 $ (2,205) $ Income tax expense (benefit) 15,554 15,007 23,077 Income (loss) from continuing operations before income taxes 2,525 72,186 20,872 Investment (income) loss (8,181) (6,596) (6,129) Interest Expense 51,493 54,326 56,081 Gain on bargain purchase - (112,999) (3,500) Other, net 12,079 44,790 6,074 Adjusted Operating Income (loss) 57,916 51,707 73,398 Depreciation and Amortization 160,141 154,638 175,061 Adjusted EBITDA $ 218,057 206,345 $ 248,459 $ Three Months Ended

Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income

Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

(In thousands)	Three Months Ended June 30, 2024	Three Months Ended March 31, 2025	Three Months Ended June 30, 2025
Lower 48 - U.S. - Drilling			
Adjusted operating income	$ 32,841	$ 18,995	$ 21,515
Plus: General and administrative costs	4,390	4,817	4,481
Plus: Research and engineering	909	823	888
GAAP Gross Margin	38,140	24,635	26,884
Plus: Depreciation and amortization	59,332	53,225	52,080
Adjusted gross margin	**$ 97,472**	**$ 77,860**	**$ 78,964**
Other - U.S. - Drilling			
Adjusted operating income	$ 12,244	$ 12,604	$ 18,273
Plus: General and administrative costs	306	405	896
Plus: Research and engineering	45	62	64
GAAP Gross Margin	12,595	13,071	19,233
Plus: Depreciation and amortization	9,602	7,887	9,953
Adjusted gross margin	**$ 22,197**	**$ 20,958**	**$ 29,186**
U.S. - Drilling			
Adjusted operating income	$ 45,085	$ 31,599	$ 39,788
Plus: General and administrative costs	4,696	5,222	5,377
Plus: Research and engineering	954	885	952
GAAP Gross Margin	50,735	37,706	46,117
Plus: Depreciation and amortization	68,934	61,112	62,033
Adjusted gross margin	**$ 119,669**	**$ 98,818**	**$ 108,150**

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N A B O R S . C O M Reconciliation of Net Debt to Total Debt 31 Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. December 31, March 31, June 30, 2024 2025 2025 Long-Term Debt 2,505,217 2,685,169 2,672,820 Cash & Short-term Investments 397,299 404,109 387,355 Net Debt 2,107,918 2,281,060 2,285,465 (In thousands)

N A B O R S . C O M Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment 32 Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization. Three Months Ended June 30, 2025 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 39,788 $ 36,051 $ 50,365 $ 1,721 $ (54,527) $ 73,398 $ Depreciation and amortization 81,607 62,033 26,136 3,453 1,832 175,061 Adjusted EBITDA $ 117,658 101,821 $ 76,501 $ 5,174 $ (52,695) $ 248,459 $ Three Months Ended March 31, 2025 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 31,599 $ 32,958 $ 32,913 $ 4,335 $ (50,098) $ 51,707 $ Depreciation and amortization 61,112 82,528 7,940 1,228 1,830 154,638 Adjusted EBITDA $ 115,486 92,711 $ 40,853 $ 5,563 $ (48,268) $ 206,345 $ Three Months Ended June 30, 2024 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 45,085 $ 23,672 $ 27,319 $ 4,860 $ (43,020) $ 57,916 $ Depreciation and amortization 82,699 68,935 5,149 2,470 888 160,141 Adjusted EBITDA $ 106,371 114,020 $ 32,468 $ 7,330 $ (42,132) $ 218,057 $

N A B O R S . C O M Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities 33 Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets, and before cash paid for acquisition related costs. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or other financing cash flows, such as dividends to shareholders. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP. Three Months Ended Three Months Ended (In thousands) March 31 June 30 2025 2025 Net cash provided by operating activities 87,735 $ 149,079 $ Add: Capital expenditures, net of proceeds from sales of assets (159,161) (139,118) Free cash flow (71,426) $ 9,961 $ Cash paid for acquisition related costs $ 10,181 30,635 $ Adjusted free cash flow $ 40,596 (61,245) $

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com